UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2005

CREATIVE VISTAS, INC.

(Exact name of Registrant as specified in its Charter)

Arizona	0-30585	86-0464104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Forbes Street
Unit 8-10
Whitby, Ontario, Canada L1N 9T3

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 666-8676

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

Creative Vistas, Inc. (the “Registrant”) entered into an agreement, through its wholly owned newly formed Delaware subsidiary, Cancable Holding Corp. (“Holding”), to acquire all of the issued and outstanding shares of capital stock and any other equity interests of Cancable Inc., an Ontario corporation (“Cancable”), on December 31, 2005. To finance the acquisition, also on December 31, 2005, subsidiaries of the Registrant entered into a loan agreement with Laurus Master Fund, Ltd. (“Laurus”) to which the Registrant became a guarantor.

The Acquisition

On December 31, 2005, the Registrant, Cancable, Holding, Covington Capital Corporation (“Covington”) and BMO Capital Corporation (“BMO”) entered into a Stock Purchase Agreement for the purchase by Holding of all the issued and outstanding shares of capital stock and any other equity interests of Cancable. See Item 2.01 below.

The Financing

Also on December 31, 2005, Cancable and Holding entered into a series of agreements with Laurus whereby Cancable issued to Laurus a secured term note (the “Note”) in the amount of Six Million Eight Hundred Sixty Five Thousand Dollars ($6,865,000) and Holding issued to Laurus a related option to purchase up to 49 shares of common stock of Holding (up to 49% of the outstanding shares of Holding) at a price of $0.01 per share (the “Option”). The loan is secured by all of the assets of the Registrant and its subsidiaries: Creative Vistas Acquisition Corp., Iview Digital Video Solutions, Inc., Holding, Cancable and Cancable, Inc., a Nevada corporation and wholly owned subsidiary of Cancable.

The principal amount of the Note bears interest at the prime rate plus one and three quarters percent with a minimum rate of seven percent.

Cancable and Holding have granted Laurus a right of first refusal with respect to any debt or equity financings for a period of 180 days after closing.

In connection with this financing, the Registrant entered into an Amendment dated December 31, 2005 amending its September 30, 2004 financing documents with Laurus to provide that a default under the September 30, 2004 financing documents would trigger a default under the December 31, 2005 financing documents and that a default under the December 31, 2005 financing documents would trigger a default under the September 30, 2004 financing documents.

Also on December 31, 2005, the Registrant and Laurus entered into an Amendment and Waiver extending the date by which the Registrant was to have an effective registration statement on file with the Securities and Exchange Commission registering the shares of common stock of the Registrant issuable upon conversion of the Secured Convertible Term Note and the exercise of the Warrant to March 31, 2006.

The Registrant and Laurus also entered into an Amendment dated December 31, 2005, deferring the principal payments due under the Secured Convertible Term Note dated September 30, 2004 in exchange for a Warrant exercisable for 100,000 shares of common stock of the Registrant at an exercise price per share of $0.80.

ITEM 2.01 Completion of Acquisition

On December 31, 2005, pursuant to the Stock Purchase Agreement, Holding acquired all of the issued and outstanding shares of capital stock and any other equity interests of Cancable from Covington and BMO for consideration of CND$1.00. In connection therewith, Cancable paid off certain debts of Cancable to its stockholders, Covington and BMO, in the amount of Canadian Six Million Nine Hundred Thirty Four Thousand Three Hundred Fifty Dollars (CND $6,934,350) using proceeds of the financing transaction described in Item 1.01.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The required Financial Statements of Cancable will be filed by amendment to this Form 8-K prior to March 17, 2006.

(b)	Pro-Forma Financial Information

The required pro-forma financial information will be filed by amendment to this Form 8-K prior to March 17, 2006.

(c)	Not applicable.

(d)	The following exhibits are filed as part of this Report:

2.1	Stock Purchase Agreement dated December 31, 2005, by and among Creative Vistas, Inc., Cancable, Inc. and the Stockholders Party thereto

2.2	Escrow Agreement dated December 31, 2005, among Cancable Holding Corp., Covington Fund II Inc. and BMO Capital Corporation and Gowling Lafleur Henderson LLP, as Escrow Agent

10.1	Securities Purchase Agreement, dated December 31, 2005, by and among Laurus Master Fund, Ltd., Cancable Inc. and Cancable Holding Corp.

10.2	Secured Term Note, dated December 31, 2005, issued by Cancable Inc. to Laurus Master Fund, Ltd.

10.3	Option, dated December 31, 2005, issued by Cancable Holding Corp. to Laurus Master Fund, Ltd.

10.4
Guarantee, dated December 31, 2005 by and among Creative Vistas, Inc. Cancable Inc., Cancable Holding Corp., Cancable, Inc., A.C. Technical Systems Ltd., Creative Vistas Acquisition Corp., and Iview Digital Video Solutions Inc.

10.5	Side Agreement, dated December 31, 2005 between Cancable Inc., Cancable Holding Corp., Cancable, Inc. and Creative Vistas, Inc.

10.6
Joinder and Confirmation of Security Interest, dated December 31, 2005 among Cancable Inc., Cancable Holding Corp., Cancable, Inc., A.C. Technical Systems Ltd., Creative Vistas Acquisition Corp., Iview Digital Video Solutions Inc., Brent Swanick and Creative Vistas, Inc. and Laurus Master Fund, Ltd.

10.7	Master Security Agreement, dated December 31, 2005, by and among Creative Vistas, Inc., certain of its subsidiaries and Laurus Master Fund, Ltd.

10.8	Share Pledge Agreement, dated December 31, 2005, by and among Laurus Master Fund, Ltd., Creative Vistas, Inc., and each of the undersigned Pledgors

10.9	Funds Escrow Agreement, dated December 31, 2005, by and among Creative Vistas, Inc., Laurus Master Fund, Ltd., and Loeb & Loeb LLP

10.10	Amendment, dated December 31, 2005, by and among Creative Vistas, Inc., Creative Vistas Acquisition Corp., A.C. Technical Systems Ltd. and Laurus Master Fund, Ltd.

10.11
Amendment and Waiver, dated as of December 31, 2005, by and between Creative Vistas, Inc. and Laurus Master Fund, Ltd., for the purpose of amending the terms of that certain Registration Rights Agreement by and between the Registrant and Laurus, dated as of September 30, 2004

10.12
Amendment, dated as of December 31, 2005 between Creative Vistas, Inc. and Laurus Master Fund, Ltd. for the purpose of amending the Securities Purchase Agreement, dated as of September 30, 2004, the Secured Convertible Term Note, dated as of September 30, 2004 and the Registration Rights Agreement dated as of September 30, 2004

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE VISTAS, INC.

Date: January 6, 2006	By:	/s/ SAYAN NAVARATNAM

Name: Sayan Navaratnam Title: Chairman and Chief Executive Officer